SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported) September 2, 1999




                             Frontier Corporation
            (Exact name of registrant as specified in its charter)




        New York                   1-4166                  16-0613330
     (State or other      (Commission File Number)      (I.R.S. Employer
     jurisdiction of                                   Identification No.)
    incorporation or
      organization)

180 South Clinton Avenue                                   14646-0700
   Rochester, New York                                     (Zip Code)
  (Address of principal
   executive offices)



       Registrant's telephone number, including area code (716) 777-1000

Item 5.  Other Events

     On September 2, 1999, Frontier Corporation, a New York corporation ("Frontier"), Global Crossing Ltd., a Bermuda company ("Global Crossing"), and GCF Acquisition Corp., a New York corporation and a wholly owned subsidiary of Global Crossing ("Merger Sub"), entered into Amendment No. 2 (the "Second Amendment") to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 16, 1999, as amended, among Global Crossing, Merger Sub and Frontier. A copy of the Second Amendment is attached hereto as Exhibit 2 to this Form 8-K and is incorporated herein by reference.

     Also on September 2, 1999, certain shareholders of Global Crossing, Frontier and Global Crossing entered into the Second Reaffirmation of Voting Agreement and Share Transfer Restriction Agreement (the "Second Reaffirmation Agreement"). A copy of the Second Reaffirmation Agreement is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

     In addition, on September 2, 1999, certain shareholders of Global Crossing, certain shareholders of Frontier and Global Crossing entered into a Share Transfer Restriction Agreement (the "Share Transfer Restriction Agreement"). A copy of the Share Transfer Restriction Agreement is attached hereto as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

     A copy of the joint press release of Frontier and Global Crossing, dated September 2, 1999, is attached as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statement and Exhibits.

     (c)  Exhibits.

          2 Amendment No. 2, dated as of September 2, 1999, among Global Crossing Ltd., GCF Acquisition Corp. and Frontier Corporation.

          99.1 Second Reaffirmation of Voting Agreement and Share Transfer Restriction Agreement, dated as of September 2, 1999, among Frontier Corporation, Global Crossing Ltd. and the shareholders of Global Crossing Ltd. parties thereto.

          99.2 Share Transfer Restriction Agreement, dated as of September 2, 1999, among Global Crossing Ltd., the shareholders of Frontier Corporation parties thereto and the shareholders of Global Crossing Ltd. parties thereto.

          99.3 Joint Press Release of Frontier and Global Crossing, dated September 2, 1999.



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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FRONTIER CORPORATION


Dated:  September 2, 1999                By: /s/    ROLLA P. HUFF
                                             ---------------------------------
                                             Name:  Rolla P. Huff
                                             Title: President and Chief
                                                    Operating Officer

































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

                                 EXHIBIT INDEX


Exhibit No.                            Description
-----------                            -----------

     2 Amendment No. 2, dated as of September 2, 1999, among Global Crossing Ltd., GCF Acquisition Corp. and Frontier.

    99.1 Second Reaffirmation of Voting Agreement and Share Transfer Restriction Agreement, dated as of September 2, 1999, among Frontier Corporation, Global Crossing Ltd. and the shareholders of Global Crossing Ltd. parties thereto.

    99.2 Share Transfer Restriction Agreement, dated as of September 2, 1999, among Global Crossing Ltd., the shareholders of Frontier Corporation parties thereto and the shareholders of Global Crossing Ltd. parties thereto.

    99.3 Joint Press Release of Frontier and Global Crossing, dated September 2, 1999.





























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